UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

8/31

Date of reporting period:  8/31/12

Item 1.  Reports to Stockholders.

HUNDREDFOLD FUNDS

ANNUAL REPORT

August 31, 2012

Hundredfold Select Alternative Fund

Service Class (SFHYX)

Hundredfold Select Global Fund

Service Class (SFGPX)

Hundredfold Select Equity Fund

Service Class (SFEOX)

1-855-582-8006

www.HundredfoldSelect.com

Dear Shareholders,

This Annual Report for the Hundredfold Select Funds covers the period from September 1, 2011 to August 31, 2012 (the “Annual Period”).  This Report covers the HundredFold Select Alternative Fund, the HundredFold Select Equity Fund, and the HundredFold Select Global Fund.  Hundredfold Advisors, LLC, serves as the sub-advisor to the HundredFold Select Funds.  The fiscal year 2012 marked a bull rally that led to equities rising to levels that have not been seen since late 2007.  While fixed income indices, such as high yield and municipal bonds, followed suit reaching all new highs, government bonds, were less consistent; surging from April to mid-June but erasing a large portion of the gains after the peak.  Dips in the market tended to be reactions to headlines, mostly centered around the continuing Eurozone debt crisis and global economies that showed signs of stagnation.  Commodities as a whole ended flat for the year except for metals, which have rallied to the upside since August.

Equities:

The Annual Period had strong returns from the stock market but the gains did not come easily.  The market suffered a sharp pullback in November of 2011 but recovered the majority of the gains in a matter of days.  The market did shift into an environment of a low volatility gain in Q1, 2012 but the character of sharp corrections followed by sharp snap-backs returned.  That type of price behavior has been more common in recent years and has increased the challenges of portfolio management of equities.  Various methods are implemented by the funds’ management team to identify periods of heightened risk in order to attempt to reduce exposure and periods of lower risk to increase exposure.  Our efforts to reduce exposure in search of safety during the identified periods of increased risk had the result of lagging performance due to the increased speed of recoveries.

Fixed Income:

Interest rates remained low during the Annual Period, assumed to be helped by the Fed’s “operation twist” in which shorter-term notes were sold in order to buy longer-term bonds that in turn, applied downward pressure on interest rates.  The bond markets performed well during the period.  Investors, US and abroad, rapidly moved into Treasuries in a “flight to safety” as questions loomed over the Eurozone crisis.  Other bond classes also displayed bullish trends including the high yield market.  These benefited initially from wide spreads that narrowed.  The bond market displayed some divergence late in the period as government long bonds eased back while other bond classes maintained positive trends.

The HundredFold Select Alternative Fund is benchmarked to the Barclay’s Capital U.S. Aggregate Bond Index (AGG) and returned 10.00% for the Annual Period versus 5.78% for the benchmark.  The management team successfully mitigated risk during the more volatile final quarters of Q4, 2011 and Q2, 2012.  The fund practiced tactical shifts within various asset classes with greatest weight within the high yield area.  Leverage was routinely used to increase exposure through the use of mostly low beta and non-correlated  investments in an effort to reduce volatility.

The HundredFold Select Equity Fund is benchmarked to the S&P 500 Index.  The fund returned a loss of -4.69% during the Annual Period while the S&P 500 Index gained 18.00%.  Methods traditionally tied to risk reduction negatively impacted performance as the sharp directional shifts often punished trend followers and rewarded buying during periods of heightened volatility.  From September 30, 2011 to April 30, 2012, the S&P 500 Index was up 25.14% while the fund was off 4.49% as the investment methods were clearly out of sync with the market.  The portfolio team adjusted methods that are more responsive to the prevailing market condition.  A greater focus on sector rotation played a major role in improved relative performance in recent months.  From the NAV low of the year on June 25, 2012 to the end of the Annual Period (August 31 2012), the S&P 500 Index was up 7.53% and the fund was up 6.89%.

The HundredFold Select Global Fund is benchmarked to the MSCI World Index (MXWO).  The fund returned a loss of -13.99% while the benchmark was up 5.61%.  The greatest impact on performance is related to cause and effect related to the changes in news flow of the problems and potential fixes to the Eurozone crisis and its impact on the world's interconnected economy.  The cause: the foreign equity markets underperformed the domestic equity markets as investors showed less confidence in the ability of foreign markets to weather the economic uncertainties.   The effect: the ebb and flow of investor reactions in prior years have been replaced by rapid shifts between buying and selling.  Trends are still visible but with much wider swings.  Market behavior has been undergoing such change in recent years and was particularly apparent over the last twelve months.  The recognition of the market’s behavior change and its adverse impact on the performance of the fund led to retooling of methods by the fund’s management team.  Method transition has been rolled out in phases and was still in progress at the end of the period.  Drawdown metrics and relative performance has improved with the implementations made since the beginning of Q2, 2012.

Hundredfold Select Alternative Fund
PORTFOLIO REVIEW (Unaudited)
August 31, 2012

The Fund's performance figures* for the year ending August 31, 2012, compared to its benchmarks:
	Average Annual Total Return
				Since
	1 Year	3 Year	5 Year	Inception **
Hundredfold Select Alternative Fund	10.00%	10.12%	7.36%	6.14%
Barclays Capital U.S Aggregate Bond Index ***	5.78%	6.51%	6.66%	5.54%
S&P 500 Total Return Index ****	18.00%	13.62%	1.28%	5.21%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-855-582-8006.

** Inception date is September 1, 2004

*** The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

**** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  Investors cannot invest directly in an index.

Top Holdings	% of Net Assets
Mutual Funds	90.0%
Other Assets Less Liabilities	10.0%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Hundredfold Select Alternative Fund
Schedule of Investments
August 31, 2012

Shares		Value	Shares			Value
	MUTUAL FUNDS - 90.0%				SHORT-TERM INVESTMENTS - 0.9%
	ASSET ALLOCATION FUND - 13.4%				MONEY MARKET FUND - 0.9%
253,087	Merger Fund	$ 4,044,326	1,560,483		Fidelity Institutional Money Market Funds - Money Market Portfolio - 0.00% +	$ 920,483
155,331	Nuveen Tactical Market Opportunities Fund	1,759,903
749,603	RiverNorth/DoubleLine Strategic Income Fund	8,425,541			TOTAL SHORT-TERM INVESTMENTS (Cost - $920,483)
		14,229,770
	DEBT FUND - 76.6%				TOTAL INVESTMENTS - 90.9% (Cost - $94,519,002) ^	$ 96,711,243
736,554	BlackRock High Yield Municipal Fund	6,967,801			OTHER ASSETS LESS LIABILITIES - 9.1%	9,658,015
569,538	DoubleLine Total Return Bond Fund	6,458,562			NET ASSETS - 100.0%	$ 106,369,258
5,152,553	DWS High Income Fund	24,989,883
301,288	Nuveen High Yield Municipal Bond Fund	5,085,742		+	Variable rate security; the rate shown represents the rate at August 31, 2012.
1,589,305	Oppenheimer Senior Floating Rate Fund	13,048,195		^

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes (excluding the value of futures and swaps positions) is $94,520,201 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

2,363,970	PIMCO High Yield Spectrum Fund	25,010,807
		81,560,990
					Unrealized Appreciation:	$ 2,191,042
	TOTAL MUTUAL FUNDS (Cost - $93,598,519)	95,790,760			Unrealized Depreciation:	-
					Net Unrealized Appreciation:	$ 2,191,042

Hundredfold Select Alternative Fund
Future Contracts

No. of Contracts	Name	Expiration	Notional Value at August 31, 2012	Unrealized Gain/(Loss)
13	Gold 100 OZ Future	December-12	$ 2,193,880	$ 40,230
65	Russell 2000 Mini Future	September-12	5,272,150	1,650
	Totals		$ 7,466,030	$ 41,880

Hundredfold Select Alternative Fund
Long Equity Swap Contracts
						Unrealized Appreciation/ Depreciation
	Number of Shares	Notional Value at August 31, 2012		Termination Date
Reference Entity			Interest Rate Payable(1)		Counterparty
iShares MSCI Emerging Markets Index Fund	82,000	$ 3,220,960	1-Mth USD_LIBOR plus 30 bps	11/7/2012	CS	$ 27,072
iShares J.P. Morgan USD Emerging Markets Bond Fund	26,000	3,108,560	1-Mth USD_LIBOR plus 30 bps	11/7/2012	CS	(1,393)
iShares iBoxx $ High Yield Corporate Bond Fund	169,000	15,603,770	1-Mth USD_LIBOR plus 30 bps	11/7/2012	CS	111,159
SPDR Barclays Capital High Yield Bond ETF	385,000	15,453,900	1-Mth USD_LIBOR plus 30 bps	11/7/2012	CS	138,982
iShares S&P US Perferred Stock Index Fund	80,000	3,182,400	1-Mth USD_LIBOR plus 30 bps	11/7/2012	CS	4,400
Totals		$ 40,569,590				$ 280,220

CS- Credit Suisse Capital, LLC
(1)			Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

Hundredfold Select Global Fund
PORTFOLIO REVIEW (Unaudited)
August 31, 2012

The Fund's performance figures* for the year ending August 31, 2012, compared to its benchmarks:
	Average Annual Total Return
				Since
	1 Year	3 Year	5 Year	Inception **
Hundredfold Select Global Fund	(13.99)%	(6.37)%	(5.17)%	2.54%
MSCI World Index ***	5.61%	5.62%	(3.91)%	2.70%
S&P 500 Total Return Index ****	18.00%	13.62%	1.28%	5.27%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-855-582-8006.

** Inception date is September 27, 2004
*** MSCI World Index is an unmanaged index which represents over 1,600 world stocks. Investors cannot invest directly in an index or benchmark.

**** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  Investors cannot invest directly in an index.

Top Holdings		% of Net Assets
Exchange Traded Funds		66.1%
Other Assets Less Liabilities		33.9%
Total		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Hundredfold Select Global Fund
Schedule of Investments
August 31, 2012

Shares			Value	Shares		Value
		EXCHANGE TRADED FUNDS - 66.1%			SHORT-TERM INVESTMENTS - 30.0%
		EQUITY FUND - 66.1%			MONEY MARKET FUND - 30.0%
8,700		Energy Select Sector SPDR Fund	$ 622,224	2,993,163	Fidelity Institutional Money Market Funds - Money Market Portfolio - 0.00% +
23,500		iShares MSCI Australia Index Fund	551,545
49,600		iShares MSCI EAFE Index Fund	2,559,360		TOTAL SHORT-TERM INVESTMENTS (Cost - $2,993,163)	$ 2,993,163
45,000		iShares MSCI Emerging Markets Index Fund	1,767,600
38,000		iShares MSCI Malaysia Index Fund	552,140		TOTAL INVESTMENTS - 96.1% (Cost - $9,565,015)	$ 9,579,748
10,700		Market Vectors Agribusiness ETF	533,716		OTHER ASSETS LESS LIABILITIES - 3.9%	386,527
		TOTAL EXCHANGE TRADED FUNDS (Cost - $6,571,852)			NET ASSETS - 100.0%	$ 9,966,275
			6,586,585

	+	Variable rate security; the rate shown represents the rate at August 31, 2012.
	^

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes (excluding the value of futures and swaps positions) is $9,600,782 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

					Unrealized Appreciation:	$ 57,996
					Unrealized Depreciation:	(79,030)
					Net Unrealized Depreciation:	$ (21,034)

Hundredfold Select Global Fund
Future Contracts

No. of Contracts	Name	Expiration	Notional Value at August 31, 2012	Unrealized Gain/(Loss)
12	Russell 2000 Mini Future	September-12	$ 973,320	$ 600
	Totals		$ 973,320	$ 600

Hundredfold Select Global Fund
Long Equity Swap Contracts
						Unrealized Appreciation/ Depreciation
	Number of Shares	Notional Value at August 31, 2012		Termination Date
Reference Entity			Interest Rate Payable(1)		Counterparty
iShares MSCI EAFE Index Fund	10,400	$ 536,640	1-Mth USD_LIBOR plus 30 bps	11/7/2012	CS	$ 866
Market Vectors Gold Miners ETF	11,800	565,692	1-Mth USD_LIBOR plus 30 bps	11/7/2012	CS	40,309
Totals		$ 1,102,332				$ 41,175

CS- Credit Suisse Capital, LLC
(1)			Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

Hundredfold Select Equity Fund
PORTFOLIO REVIEW (Unaudited)
August 31, 2012

The Fund's performance figures* for the year ending August 31, 2012, compared to its benchmarks:
	Average Annual Total Return
				Since
	1 Year	3 Year	5 Year	Inception **
Hundredfold Select Equity Fund	(4.69)%	1.13%	(1.18)%	1.69%
S&P 500 Total Return Index ***	18.00%	13.62%	1.28%	5.04%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-855-582-8006.

** Inception date is October 11, 2004

*** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Top Holdings		% of Net Assets
Exchange Traded Funds		50.1%
Retail		2.6%
Commercial Services		2.0%
Internet		1.5%
Insurance		1.3%
Chemicals		1.0%
Software		0.8%
Pharmaceuticals		0.5%
Food		0.5%
Other Assets Less Liabilities		39.7%
Total Exposure		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Hundredfold Select Equity Fund
Schedule of Investments
August 31, 2012

Shares			Value	Shares		Value
		COMMON STOCK - 13.5%			PHARMACEUTICALS - 0.5%
		AEROSPACE/DEFENSE - 0.4%		700	Express Scripts Holding Co. *	43,834
1,100		Embraer SA - ADR	29,645
					REITS - 0.5%
		AIRLINES - 0.5%		1,200	American Capital Agency Corp.	41,808
600		Allegiant Travel Co. *	39,744
					RETAIL - 2.6%
		BEVERAGES - 0.4%		600	Family Dollar Stores, Inc.	38,184
1,000		Coca-Cola Co.	37,400	600	Hibbett Sports, Inc. *	34,824
				700	Home Depot, Inc.	39,725
		CHEMICALS - 1.0%		400	O'Reilly Automotive, Inc. *	33,980
1,500		American Vanguard Corp.	44,130	900	TJX Cos., Inc.	41,211
300		Sherwin-Williams Co.	42,924	400	Tractor Supply Co.	38,192
			87,054			226,116
		COMMERCIAL SERVICES - 2.0%			SOFTWARE - 0.8%
1,300		Corrections Corp. of America	43,303	1,900	InterXion Holding NV *	36,271
1,800		Geo Group, Inc.	47,358	600	Red Hat, Inc. *	33,624
4,400		Global Cash Access Holdings, Inc. *	33,748			69,895
1,900		Medifast, Inc. *	52,991		TELECOMMUNICATIONS - 0.4%
			177,400	1,000	Telekomunikasi Indonesia Persero Tbk PT - ADR	38,600
		ELECTRIC - 0.5%
600		NextEra Energy, Inc.	40,386		TOTAL COMMON STOCK (Cost - $1,135,067)	1,201,898

		FOOD - 0.5%			EXCHANGE TRADED FUNDS - 50.1%
700		McCormick & Co., Inc.	43,008		EQUITY FUND - 50.1%
				6,800	Energy Select Sector SPDR Fund	486,336
		GAS - 0.5%		12,100	Industrial Select Sector SPDR Fund	439,956
600		Sempra Energy	39,720	12,000	iShares MSCI Emerging Markets Index Fund	471,360
				28,100	iShares S&P North American Natural Resources Sector Index Fund	1,070,329
		INSURANCE - 1.3%		10,100	Market Vectors Gold Miners ETF	484,194
1,100		American International Group, Inc. *	37,763	13,500	Market Vectors Oil Service ETF *	544,050
1,900		Fidelity National Financial, Inc.	35,796	14,200	Materials Select Sector SPDR Fund	506,230
2,200		First American Financial Corp.	42,394	20,000	SPDR S&P Homebuilders ETF	471,800
			115,953		TOTAL EXCHANGE TRADED FUNDS (Cost - $4,268,393)	4,474,255
		INTERNET - 1.5%
1,500		AOL, Inc. *	50,505		SHORT-TERM INVESTMENTS - 29.9%
200		Equinix, Inc. *	39,530		MONEY MARKET FUND - 29.9%
900		VeriSign, Inc. *	42,912	2,672,486	Fidelity Institutional Money Market Funds - Money Market Portfolio 0.00% +
			132,947			2,672,486
		MEDIA - 0.5%			TOTAL SHORT-TERM INVESTMENTS (Cost - $2,672,486) ^
700		Discovery Communications, Inc. *	38,388
					TOTAL INVESTMENTS - 93.5% (Cost - $8,075,946)	$ 8,348,639
					OTHER ASSETS LESS LIABILITIES - 6.5%	575,311
					NET ASSETS - 100.0%	$ 8,923,950
		ADR - American Depositary Receipt
		REIT - Real Estate Investment Trust
	*	Non-income producing security.
	+	Variable rate security; the rate shown represents the rate at August 31, 2012.
	^

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes (excluding the value of futures positions) is $8,099,943 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

					Unrealized Appreciation:	$ 289,744
					Unrealized Depreciation:	(41,048)
					Net Unrealized Appreciation:	$ 248,696

Hundredfold Select Equity Fund
Future Contracts

No. of Contracts	Name	Expiration	Notional Value at August 31, 2012	Unrealized Gain/(Loss)
42	Nasdaq 100 E-Mini Future	September-12	$ 2,327,640	$ 41,560
11	Russell 2000 Mini Future	September-12	892,210	220
	Totals		$ 3,219,850	$ 41,780

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2012
	Hundredfold Select Alternative Fund	Hundredfold Select Global Fund	Hundredfold Select Equity Fund
Assets:
Investments securities:
At cost	$94,519,002	$9,565,015	$8,075,946
At value	$96,711,243	$9,579,748	$8,348,639
Cash:
Cash held at broker for futures	479,593	79,200	137,600
Deposits for swaps	8,660,000	220,000	-
Unrealized appreciation on swaps	280,220	41,175	-
Receivables:
For fund securities sold	-	1,067,342	904,673
For fund shares sold	85,863	-	-
For futures - variation margin	77,750	6,480	15,950
Dividends and interest	328,300	309	3,075
Total assets	106,622,969	10,994,254	9,409,937

Liabilities:
Payables:
Investment securities purchased	-	1,005,931	467,465
For fund shares redeemed	11,031	875	-
Payable to Broker - Swaps	15,208	-	-
Accrued investment advisory fees	88,481	8,702	7,628
Accrued operating services fees	39,628	3,916	3,433
Accrued distribution expense	99,363	8,555	7,461
Total liabilities	253,711	1,027,979	485,987

Net Assets	$106,369,258	$9,966,275	$8,923,950

Net Assets Consist Of:
Capital stock	99,813,230	33,357,145	12,098,102
Accumulated net investment loss	-	(148,450)	(126,125)
Undistributed (Accumulated) net realized gain (loss)	4,041,687	(23,298,928)	(3,362,500)
Net unrealized appreciation on:
Investments	2,192,241	14,733	272,693
Futures	41,880	600	41,780
Swaps	280,220	41,175	-
Total Net Assets	$106,369,258	$9,966,275	$8,923,950

Calculation of Net Assets Value Per Share:
Net assets	$106,369,258	$9,966,275	$8,923,950
Shares outstanding (unlimited shares of beneficial interest
authorized, no par value)	4,493,943	633,302	487,280
Net asset value, redemption and offering price per share	$23.67	$15.74	$18.31

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2012
	Hundredfold Select Alternative Fund	Hundredfold Select Global Fund	Hundredfold Select Equity Fund
Investment income:
Dividend income	$3,531,574	$110,467	$80,216
Interest income	2,669	1,798	1,675
Less: Foreign withholding taxes	-	-	(312)
Total investment income	3,534,243	112,265	81,579

Expenses:
Investment advisory fees	831,971	200,582	133,898
Distribution expenses	831,971	200,582	133,898
Operating services fees	378,941	92,724	61,655
Total expenses	2,042,883	493,888	329,451
Net investment income (loss)	1,491,360	(381,623)	(247,872)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	2,424,120	(1,076,440)	(906,086)
Futures	483,553	(324,466)	36,483
Swaps	1,032,868	(1,418,645)	39,383
	3,940,541	(2,819,551)	(830,220)

Change in unrealized appreciation (depreciation) on:
Investments	2,004,685	(224,495)	96,411
Futures	41,880	600	41,780
Swaps	255,750	41,175	-
	2,302,315	(182,720)	138,191
Net realized and unrealized gain (loss) on investments	6,242,856	(3,002,271)	(692,029)

Net increase (decrease) in net assets resulting from operations	$7,734,216	$(3,383,894)	$(939,901)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Hundredfold Select Alternative Fund		Hundredfold Select Global Fund		Hundredfold Select Equity Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in net assets from:

Operations:
Net investment income (loss)	$1,491,360	$961,919	$(381,623)	$(617,415)	$(247,872)	$(321,762)
Net realized gain (loss) on investments	3,940,541	2,577,062	(2,819,551)	898,846	(830,220)	763,072
Capital gain distributions from regulated investment companies	-	301,430	-	-	-	-
Change in net unrealized appreciation (depreciation) on investments	2,302,315	(603,580)	(182,720)	(350,471)	138,191	278,829
Net increase (decrease) in net assets resulting from operations	7,734,216	3,236,831	(3,383,894)	(69,040)	(939,901)	720,139

Distributions to shareholders:
Net investment income	(1,040,057)	(962,759)	-	-	-	-
Net realized gain	(2,349,649)	(1,370,255)	-	-	-	-
Total distributions to shareholders	(3,389,706)	(2,333,014)	-	-	-	-

Capital share transactions:
Proceeds from shares sold	57,189,174	22,687,081	393,592	3,075,432	1,374,444	7,737,353
Net asset value of shares issued in
reinvestment of distributions to shareholders	3,020,588	2,264,880	-	-	-	-
Payments for shares redeemed	(16,269,400)	(12,921,246)	(18,187,190)	(20,884,119)	(8,816,529)	(5,103,274)
Total increase (decrease) in net assets from capital share transactions
	43,940,362	12,030,715	(17,793,598)	(17,808,687)	(7,442,085)	2,634,079

Total increase (decrease) in net assets	48,284,872	12,934,532	(21,177,492)	(17,877,727)	(8,381,986)	3,354,218

Net assets:
Beginning of year	58,084,386	45,149,854	31,143,767	49,021,494	17,305,936	13,951,718
End of year	$106,369,258	$58,084,386	$9,966,275	$31,143,767	$8,923,950	$17,305,936
Undistributed (Accumulated) net investment
income (loss), end of year	$-	$120,186	$(148,450)	$-	$(126,125)	$-
	.		.		.

	Hundredfold Select Alternative Fund		Hundredfold Select Global Fund		Hundredfold Select Equity Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	2011	2012	2011

	Shares	Shares	Shares	Shares	Shares	Shares
Shares sold	2,499,308	991,596	23,202	150,166	73,765	372,575
Shares issued in reinvestment of distributions	136,172	100,277	-	-	-	-
Shares redeemed	(705,020)	(562,051)	(1,091,063)	(1,045,717)	(487,155)	(251,746)
Net increase (decrease) in shares	1,930,460	529,822	(1,067,861)	(895,551)	(413,390)	120,829

See accompanying notes to financial statements.

Financial Highlights

												Ratios to Average Net Assets
			Net Realized											Net
			and	Net Increase										Investment
	Net Asset	Net	Unrealized	(Decrease)	Dividends	Distributions			Net Asset					Income (Loss)
	Value,	Investment	Gain	in Net Asset	from Net	from	Return		Value,		Net Assets,			After Expense	Portfolio
	Beginning	Income	(Loss) on	Value Resulting	Investment	Realized	of Capital	Total	End	Total	End of Year/	Total	Net	Reimbursement/	Turnover
Year/Period	of Year/Period	(Loss)[1]	Investments	from Operations	Income	Capital Gains	Distribution	Distributions	of Year/Period	Return[2]	Period (,000)	Expenses	Expenses	Recoupment	Rate[3]
Hundredfold Select Alternative Fund
Year Ended August 31, 2012	$ 22.66	$ 0.41	$ 1.78	$ 2.19	$ (0.34)	$ (0.84)	$ -	$ (1.18)	$ 23.67	10.00%	$ 106,369	2.45%	2.45%	1.79%	418%
Year Ended August 31, 2011	22.20	0.41	1.12	1.53	(0.43)	(0.64)	-	(1.07)	22.66	6.95%	58,084	2.55%	2.55%	1.79%	360%
Year ended August 31, 2010	20.36	0.36	2.35	2.71	(0.87)	-	-	(0.87)	22.20	13.51%	45,150	2.55%	2.55%	1.69%	192%
Year ended August 31, 2009	18.33	0.50	2.00	2.50	(0.47)	-	-	(0.47)	20.36	14.09%	28,081	2.67%	2.59%	2.76%	297%
Year ended August 31, 2008	20.02	0.33	(1.58)	(1.25)	(0.43)	(0.01)	-	(0.44)	18.33	(6.38%)	24,990	2.57%	2.57%	1.68%	127%

Hundredfold Select Global Fund
Year Ended August 31, 2012	$ 18.31	$ (0.32)	$ (2.25)	$ (2.57)	$ -	$ -	$ -	$ -	$ 15.74	(13.99%)	$ 9,966	2.47%	2.47%	(1.91%)	1,979%
Year Ended August 31, 2011	18.88	(0.28)	(0.29)	(0.57)	-	-	-	-	18.31	(3.02%)	31,144	2.55%	2.55%	(1.40%)	1,864%
Year ended August 31, 2010	19.18	(0.06)	(0.24)	(0.30)	-	-	-	-	18.88	(1.55%)	49,021	2.55%	2.55%	(0.30%)	1,378%
Year ended August 31, 2009	18.69	(0.02)	0.51	0.49	-	-	-	-	19.18	2.65%	61,305	2.52%	2.49%	(0.14%)	1,770%
Year ended August 31, 2008	24.73	(0.16)	(1.48)	(1.64)	(0.84)	(3.56)	-	(4.40)	18.69	(8.96%)	79,849	2.38%	2.38%	(0.75%)	2,073%

Hundredfold Select Equity Fund
Year Ended August 31, 2012	$ 19.21	$ (0.34)	$ (0.56)	$ (0.90)	$ -	$ -	$ -	$ -	$ 18.31	(4.69%)	$ 8,924	2.46%	2.46%	(1.85%)	2,277%
Year Ended August 31, 2011	17.89	(0.39)	1.71	1.32	-	-	-	-	19.21	7.38%	17,306	2.55%	2.55%	(1.91%)	1,752%
Year ended August 31, 2010	17.79	(0.17)	0.36	0.19	(0.09)	-	-	(0.09)	17.89	1.06%	13,952	2.55%	2.55%	(0.91%)	1,447%
Year ended August 31, 2009	17.90	(0.01)	(0.10)	(0.11)	-	-	-	-	17.79	(0.60%)	13,438	2.79%	2.72%	(0.09%)	1,485%
Year ended August 31, 2008	21.24	(0.05)	(1.51)	(1.56)	(0.60)	(1.18)	-	(1.78)	17.90	(8.28%)	16,381	2.63%	2.63%	(0.27%)	1,617%

[1] Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2] All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

[3]  Portfolio turnover is calculated without regard to short-term securities having a maturity of  less than one year.  Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities.  The Fund's aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[4] Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

[5] Amount is less than $0.01 per share.
[6] The Adviser made a contribution due to trade error. If the contribution had not been made, the total return would have been 7.38%.

See accompanying notes to financial statements.

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2012

1.

ORGANIZATION

The Hundredfold Select Alternative Fund, Hundredfold Select Global Fund, and Hundredfold Select Equity Fund (each a “Fund”, and together the “Funds”) are each a diversified series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on August 26, 2010 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Each fund currently offers Service Class Shares.

Effective October 24, 2012 Investor Class was added to Hundredfold Select Alternative Fund. Each class represents an interest in the same assets of Hundredfold Select Alternative Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  Hundredfold Select Alternative Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

As of the close of business on September 30, 2011 for the purpose of approving an Agreement and Plan of Reorganization dated September 23, 2011 by and among the Direxion Funds  (the “Predecessor Trust”), on behalf of Spectrum Select Alternative Fund, Spectrum Global Perspective Fund and Spectrum Equity Opportunity Fund  (the “Predecessor Funds”), each a series of the Predecessor Trust, Northern Lights Fund Trust II (the “Trust”), on behalf of each of its newly created series the Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund (the “Acquiring Funds”), Advisors Preferred, LLC, the investment advisor to the Funds (the “Adviser”) and Gemini Fund Services, LLC (“Gemini”) held a meeting regarding the proposed reorganization of the Predecessor Funds with and into the Acquiring Funds (the “Plan of Reorganization”).  Under the Plan of Reorganization, the Predecessor Funds would transfer all of their assets and liabilities to the Acquiring Funds, in exchange for a number of Fund shares equivalent in class, number and value to shares of the Predecessor Funds outstanding immediately prior to the closing date, followed by a distribution of those shares to the Acquiring Funds so that each Service Class Predecessor Funds’ shareholders would receive Service Class shares of the respective Acquiring Fund equivalent to the number of Predecessor Funds’ shares held by such shareholder on June 30, 2011.

At the close of business June 30, 2011, the record date for the Special Meeting of Shareholders, there were outstanding 918,830.525 Service shares of the Spectrum Equity Opportunity Fund, 1,889,389.756 Service shares of the Spectrum Global Perspective Fund and 2,505,268.793 Service shares of the Spectrum Select Alternative Fund.  Accordingly, shares represented in person and by proxy at the Special Meeting equaled 52.212%, 54.007% and 54.036%, respectively, and therefore, a quorum was present for each Predecessor Fund.

On October 3, 2011, the Fund acquired all of the assets and assumed all of the liabilities of the Predecessor Fund, in a tax-free exchange of shares and the subsequent liquidation of the Predecessor Funds.

The Hundredfold Select Alternative Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis, by investing primarily in any combination of equity and fixed-income securities based on market conditions, trends and expectations. The Hundredfold Select Global Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis by attempting to anticipate, and respond to, trends in markets in various countries and regions around the world. The Fund will invest directly in developed and emerging market countries in Europe, the Far East, the Middle East, Africa, Australia and Latin America. The Hundredfold Select Equity Fund seeks a high total rate of return (income from short-term trading plus capital appreciation) on an annual basis by investing at least 80% in equity securities or derivatives of such securities.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period ended. Actual results could differ from those estimates.

a) Investment Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Financial futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Option contracts listed on a securities exchange or board of trade (not including Index options) for which market quotations are readily available shall be valued at the last reported sales price or, in the absence of a sale, at the last reported bid price on the valuation date. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available.  If market quotations are not readily available or if Advisors Preferred, LLC (the “Advisor”) believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2012 (Continued)

“Procedures”). The Board of Trustees (“Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds - Each Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by each Fund will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2012 for each Fund’s assets and liabilities measured at fair value:

Hundredfold Select Alternative Fund
Assets	Level 1	Level 2	Level 3	Total
Investments
Mutual Funds	$ 95,790,760	$ -	$ -	$ 95,790,760
Short-Term Investments	920,483	-	-	920,483
Total Investments	$ 96,711,243	$ -	$ -	$ 96,711,243
Derivative
Future Contracts *	$ 41,880	$ -	$ -	$ 41,880
Long Equity Swaps	-	280,220	-	280,220
Derivative Total	41,880	280,220	-	322,100
Total	$ 96,753,123	$ 280,220	$ -	$ 97,033,343

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2012 (Continued)

Hundredfold Select Global Fund
Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange Traded Funds	$ 6,586,585	$ -	$ -	$ 6,586,585
Short-Term Investments	2,993,163	-	-	2,993,163
Total Investments	$ 9,579,748	$ -	$ -	$ 9,579,748
Derivative
Future Contracts *	$ 600	$ -	$ -	$ 600
Long Equity Swaps	-	41,175	-	41,175
Derivative Total	$ 600	$ 41,175	$ -	$ 41,775
Total	$ 9,580,348	$ 41,175	$ -	$ 9,621,523

Hundredfold Select Equity Fund
Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$ 1,201,898	$ -	$ -	$ 1,201,898
Exchange Traded Funds	$ 4,474,255	$ -	$ -	$ 4,474,255
Short-Term Investments	2,672,486	-	-	2,672,486
Total Investments	$ 8,348,639	$ -	$ -	$ 8,348,639
Derivative
Future Contracts *	$ 41,780	$ -	$ -	$ 41,780
Derivative Total	41,780	-	-	41,780
Total	$ 8,390,419	$ -	$ -	$ 8,390,419

* Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Funds did not hold any Level 3 securities during the year ended.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is each Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

b) Swap Contracts – The Funds are subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing their investment objective. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector).  Most equity swap agreements entered into by the Funds calculate the obligations of the parties on a “net basis”.  Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party.  The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund.)

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of swap contract would have increased in value if the Funds had been invested in the particular securities, plus dividends that would have been received on those securities.  The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts.  Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount.  However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest.  Payments may be made at the conclusion of the contract or periodically during its term.  Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security).  The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap.

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2012 (Continued)

However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest.  These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.  The Funds will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

Each Fund may enter into Credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by each Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

Each Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund’s may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if each Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Funds collateralize swap agreements with cash and certain securities if indicated on the Schedule of Investments of each of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Funds. The Funds do not net collateral. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Funds are regularly collateralized either directly with the Funds or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor.  The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

c) Stock Index Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell stock index futures contracts and options on such futures contracts.  A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies.  Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.  Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities.  This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

d) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate all cash, cash equivalents and liquid securities as collateral for written options, futures contracts and options on futures contracts.

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2012 (Continued)

e) Risks of Investing in Foreign Securities – The Hundredfold Select Global and the Hundredfold Select Equity Funds may invest in foreign securities.  Investments in foreign securities involve greater risks than investing in domestic securities.  As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.  The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.  Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general.  The risk of political or social upheaval is greater in emerging markets.  In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, and a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

f) Security Transactions and Related Income – Investment transactions are recorded on the trade date.  The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis.

g) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income tax.  No provision for federal income taxes has been made.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years 2009-2011 or expected to be taken in each Fund’s 2012 tax return. The Funds identify their major tax jurisdictions as U.S. Federal, and foreign jurisdictions where each Fund makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

h) Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of each Fund.

i) Indemnifications – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

INVESTMENT TRANSACTIONS

During the year ended August 31, 2012, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were:

	Hundredfold Select	Hundredfold Select	Hundredfold Select
	Alternative Fund	Global Fund	Equity Fund
Purchases	$ 331,520,336	$ 193,709,194	$ 139,926,376
Sales	273,019,314	193,923,431	137,946,074

The Funds uses derivative instruments as part of their principal investment strategy to achieve their investment objective.  For additional discussion on the risks associated with derivative instruments refer to Note 2.  As of August 31, 2012, the Funds were invested in futures contracts and equity swap contracts.

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2012 (Continued)

At August 31, 2012, the fair value of derivatives instruments was as follows:
Asset derivatives
			Equity risk	Credit risk	Commodity risk	Total
Hundredfold Select Alternative Fund		Futures[1]	1,650	-	40,230	41,880
		Swap Contracts[2]	31,472	248,748	-	280,220
		Total	33,122	248,748	40,230	322,100
Hundredfold Select Global Fund		Futures[1]	600	-	-	600
		Swap Contracts[2]	866	-	40,309	41,175
		Total	$ 1,466	$ -	$ 40,309	$ 41,775
Hundredfold Select Equity Fund		Futures[1]	41,780	-	-	41,780
		Total	$ 41,780	$ -	$ -	$ 41,780
1. Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day*s variation margin is reported within the Statement of Assets and Liabilities.
2. Statement of Assets and Liabilities location: Unrealized appreciation on swaps

Transactions in derivative instruments during the year ended August 31, 2012, were as follows:

		Foreign exchange risk	Equity risk	Credit risk	Commodity risk	Total
Hundredfold Select Alternative Fund	Realized gain (loss)[3]
	Futures contracts	$ 96,376	$ 283,929	$ -	$ 103,248	$ 483,553
	Swap contracts	(1,593)	168,428	858,556	7,477	1,032,868
	Total realized gain (loss)	$ 94,783	$ 452,357	$ 858,556	$ 110,725	$ 1,516,421
	Change in unrealized appreciation (depreciation)[4]
	Futures contracts	$ -	$ 1,650	$ -	$ 40,230	$ 41,880
	Swap contracts	(24,470)	31,472	248,748	-	255,750
	Total change in unrealized appreciation (depreciation)	$ (24,470)	$ 33,122	$ 248,748	$ 40,230	$ 297,630
Hundredfold Select Global Fund	Realized gain (loss)[3]
	Futures contracts	$ (226,983)	$ (97,483)	$ -	$ -	$ (324,466)
	Swap contracts	-	(1,468,206)	-	49,561	(1,418,645)
	Total realized gain (loss)	$ (226,983)	$ (1,565,689)	$ -	$ 49,561	$ (1,743,111)
	Change in unrealized appreciation (depreciation)[4]
	Futures contracts	$ -	$ 600	$ -	$ -	$ 600
	Swap contracts	$ -	$ 866	$ -	$ 40,309	$ 41,175
	Total change in unrealized appreciation (depreciation)	$ -	$ 1,466	$ -	$ 40,309	$ 41,775
Hundredfold Select Equity Fund	Realized gain (loss)[3]
	Futures contracts	$ 23,472	$ 13,011	$ -	$ -	$ 36,483
	Swap contracts	-	(25,473)	-	64,856	39,383
	Total realized gain (loss)	$ 23,472	$ (12,462)	$ -	$ 64,856	$ 75,866
	Change in unrealized appreciation (depreciation)[4]
	Futures contracts	$ -	$ 41,780	$ -	$ -	$ 41,780
	Total change in unrealized appreciation (depreciation)	$ -	$ 41,780	$ -	$ -	$ 41,780

3.  Statement of Operations location:  Net realized gain (loss) on futures and swaps.

4.  Statement of Operations location:  Change in unrealized appreciation (depreciation) on futures and swaps.

The derivative instruments outstanding as of August 31, 2012 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2012 (Continued)

4.

INVESTMENT ADVISORY AND OTHER AGREEMENTS

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds.  Advisors Preferred, LLC (“Advisor”), serves as investment advisor to the Funds. The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Investment Advisory Agreement:  Each Fund has entered into an investment advisory agreement with the Advisor.  The Advisor receives a fee, computed daily and payable monthly and applied to each Fund’s average daily net assets at an annual rate of 1.00%. In addition, the Advisor has entered into sub-advisory agreement with Hundredfold Advisors, LLC (“Sub-Advisor”) whereby the Sub-Advisor will direct investment activities of each Fund.  The Sub-Advisor is paid by the Advisor not the Fund.

Fund Services Agreement:  The Funds have entered into a Fund Service Agreement (the “Agreement”) with GFS. Each Fund shall pay to GFS 45 basis points (0.45%) on assets up to $100 million, 40 basis points (0.40%) on assets $100 million to $250 million, 35 basis points (0.35%) on assets from $250 million to $500 million and 30 basis points (0.30%) on assets greater than $500 million.  Basis point fees will be calculated based upon the average net assets of each Fund for the previous month. The fee shall cover all customary operational services of each Fund, including Fund Accounting, Fund Administration, Transfer Agency, routine legal fees, routine audit fees, services of a chief compliance officer, custody fees, blue sky registration fees, insurance premiums (bond and directors and officers errors and omissions), printing of prospectuses and shareholder reports and general Trust expenses associated with meetings, regulatory filings and reporting.  Prior to October 1, 2011 Rafferty Asset Management, LLC received a monthly fee of .55% for performing these services. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 1.00% of its average daily net assets paid to Ceros Financial Services (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of each Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.  The Distributor is an affiliate of the Advisor.

During the period ended August 31, 2012, Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Advisor executed trades on behalf Hundredfold Select Alternative Fund, Hundredfold Select Global Fund, Hundredfold Select Equity Fund and received $9,107, $75,733 and $71,572, respectively, in trade commissions.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

Each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $2,000, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, pension or retirement plan

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2012 (Continued)

5.

 DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

August 31, 2012
	Ordinary	Long-Term		Ordinary	Long-Term
	Income	Capital Gain	Total	Income	Capital Gain	Total
Hundredfold Select Alternative Fund	$ 2,858,980	$ 530,726	$ 3,389,706	$ 2,302,936	$ 30,078	$ 2,333,014
Hundredfold Select Global Fund	-	-	-	-	-	-
Hundredfold Select Equity Fund	-	-	-	-	-	-

As of August 31, 2012, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
	Ordinary	Long-Term	Carry	& Late Year	Appreciation/	Accumulated
	Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
Hundredfold Select Alternative Fund	$ 4,227,750	$ -	$ -	$ -	$ 2,328,278	$ 6,556,028
Hundredfold Select Global Fund	-	-	(17,494,818)	(5,916,193)	20,141	(23,390,870)
Hundredfold Select Equity Fund	-	-	(1,993,426)	(1,429,422)	248,696	(3,174,152)

The difference between book basis and tax basis unrealized appreciation/depreciation, accumulated net investment income/loss and accumulated net realized gain/loss from investments is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on open futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Hundredfold Select Alternative Fund	$ -
Hundredfold Select Global Fund	148,450
Hundredfold Select Equity Fund	126,125

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such capital losses as follows:

Capital
Losses
Hundredfold Select Alternative Fund	$ -
Hundredfold Select Global Fund	5,767,743
Hundredfold Select Equity Fund	1,303,297

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At August 31, 2012, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2012 (Continued)

	Short-Term	Long-Term	Total	Expiration
Hundredfold Select Alternative Fund	$ -	$ -	$ -
Hundredfold Select Global Fund	$ 13,694,998	$ -	$ 13,694,998	2017
	1,648,038	-	1,648,038	2018
	2,116,530	35,252	2,151,782	No Expiration
	$ 17,459,566	$ 35,252	$ 17,494,818
Hundredfold Select Equity Fund	$ 1,468,317	$ -	$ 1,468,317	2017
	491,777	33,332	525,109	No Expiration
	$ 1,960,094	$ 33,332	$ 1,993,426

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of net operating losses, fund distributions and swap transaction gains/ (losses), and adjustments for passive foreign investment companies, real estate investment trusts, partnerships and grantor trusts, resulted in reclassification for the period ended August 31, 2012 as follows:

	Paid in	Undistributed Net	Accumulated Net Realized
	Capital	Investment Income	Gain/(Loss) from Investment
Hundredfold Select Alternative Fund	$ -	$ (571,489)	$ 571,489
Hundredfold Select Global Fund	(233,173)	233,173	-
Hundredfold Select Equity Fund	(118,496)	121,747	(3,251)

6.

NEW ACCOUNTING PRONOUNCEMENT

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

7.

UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Hundredfold Select Global Fund and Hundredfold Select Equity Fund currently invest a portion of their assets in Fidelity Institutional Money Market Funds – Money Market Portfolio.  The Hundredfold Select Global Fund and Hundredfold Select Equity Fund may redeem their investments at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Hundredfold Select Global Fund and Hundredfold Select Equity Fund may be directly affected by the performance of the Fidelity Institutional Money Market Funds - Government Portfolio.  The financial statements of the Fidelity Institutional Money Market Funds – Money Market Portfolio, including the portfolio of investments, can be found at the Funds website, www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements.  As of August 31, 2012, Hundredfold Select Global Fund and Hundredfold Select Equity Fund had invested approximately 30% of each of their net assets in the Fidelity Institutional Money Market Funds – Money Market Portfolio.

8.

 SUBSEQUENT EVENT

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Northern Lights Fund Trust II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hundredfold Select Alternative Fund (formerly Spectrum Select Alternative Fund) , Hundredfold Select Global Fund (formerly Spectrum Global Perspective Fund), and Hundredfold Select Equity Fund (formerly Spectrum Equity Opportunity Fund) (collectively, the “Funds”), each a series of Northern Lights Fund Trust II, as of August 31, 2012, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The statement of changes in net assets for the year ended August 31, 2011, and the financial highlights for the periods indicated prior to the year ended August 31, 2012, were audited by another independent registered public accounting firm, who expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of Hundredfold Select Alternative Fund, Hundredfold Select Global Fund, and Hundredfold Select Equity Fund as of August 31, 2012, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

October 29, 2012

Expense Example Table
August 31, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period March 1, 2012 – August 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading  “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio[1]	March 1, 2012	August 31, 2012	Period[2]

Hundredfold Select Alternative Fund
Based on actual fund return	2.45%	$1,000.00	$1,022.80	$12.46
Based on hypothetical 5% return	2.45%	1,000.00	1,012.82	12.39
Hundredfold Select Global Fund
Based on actual fund return	2.45%	1,000.00	891.80	11.52
Based on hypothetical 5% return	2.45%	1,000.00	1,012.68	12.26
Hundredfold Select Equity Fund
Based on actual fund return	2.45%	1,000.00	986.50	12.10
Based on hypothetical 5% return	2.45%	1,000.00	1,012.68	12.26

[1] Annualized
[2]

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by the number of days in the fiscal year 366.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At an Organizational meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on May 17, 2011, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund (each a “Fund’ and collectively the “Funds”), each a series of Trust, and Advisors Preferred LLC (“Advisors Preferred” or the “Adviser”).  The Board further considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Advisors Preferred and Hundredfold Advisors, LLC (“Hundredfold” or “Sub-Adviser”) with respect to the Funds.

In advance of the May 17, 2011, meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and the Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement and the Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Investment Advisory Agreement and the Sub-Advisory Agreement and comparative information relating to the advisory fees and other expenses of the Fund.  The materials also included detailed comparative information regarding the Predecessor Fund’s performance, due diligence materials relating to the Adviser and the Sub-Adviser (including due diligence questionnaires completed by the Adviser and the Sub-Adviser, the Adviser’s and Sub-Adviser’s Forms ADV, select financial information of the Adviser, bibliographic information regarding the Adviser’s and the Sub-Adviser’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of information provided by the Adviser and the Sub-Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to the Funds.

In considering the approval of the Investment Advisory Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services.  The Board reviewed materials provided by Advisors Preferred related to the proposed Investment Advisory Agreement with the Trust, including Advisors Preferred’s ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel that would perform services for the Funds, including the team of individuals that primarily monitor and execute the investment process.  The Board discussed the extent of Advisors Preferred’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered the Adviser’s specific responsibilities in all aspects of the management of the Funds.  The Board considered the fact that the Adviser had chosen the Fund’s investment strategy and had selected the Sub-Adviser to make the day-to-day investment decisions for the Funds.  In addition, the Board noted that the Sub-Adviser would be subject to continuous review and ongoing oversight by the Adviser’s compliance staff, and their hiring, termination or replacement would be based on the Adviser’s recommendations, subject to the Board’s approval. Additionally, the Board received satisfactory responses from representatives of Advisors Preferred with respect to a series of important questions, including: whether Advisors Preferred was involved in any lawsuits or pending regulatory actions; whether Advisors Preferred management of other accounts would conflict with its management of the Fund; and whether Advisors Preferred has procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the description provided by Advisors Preferred of its practices for monitoring compliance with the Funds’ investment limitations, noting that Advisors Preferred’s CCO periodically reviews the portfolio manager’s performance of their duties to ensure compliance under the Adviser’s compliance program.  The Board then reviewed the capitalization of Advisors Preferred based on financial information provided by Advisors Preferred and discussions with Advisors Preferred and concluded that Advisors Preferred was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Funds.  The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and managing the Funds and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Funds were satisfactory and reliable.

Performance.   In assessing the portfolio management services provided by the Adviser through the Sub-Adviser, the Board, including the Independent Trustees, considered the past performance of the Predecessor Funds and the Sub-Adviser.  The Board concluded that the performance obtained by the Sub-Adviser, as well as the overall performance of the Predecessor Funds under the management of the Sub-adviser, was satisfactory.

            Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by the Adviser, the Board discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory and overall expenses compared to a peer group comprised of funds constructed by the Adviser with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for the Funds, which stated that the Adviser had agreed to waive or limit its management fee and/or reimburse expenses at least until December 31, 2012, to limit net annual operating expenses, and found such arrangements to be beneficial to shareholders.  The Board concluded that based on the Adviser’s experience, expertise, and services to be provided to the Funds, the fees to be charged by the Adviser were reasonable.  The Board concluded that the advisory fees and expense cap for the Funds were reasonable because the Adviser is responsible for the sub-advisory fee payable to the Sub-Adviser out of the Adviser’s contractual advisory fee paid to it by the Funds.  In addition, the Board considered that the Adviser would be responsible for monitoring the Sub-Adviser for the Fund.  In so doing, the Adviser would commit substantial financial and other resources to the management of the Fund.

Profitability.  The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Funds based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of the Adviser provided by the Adviser.  Additionally, while the Board noted that the Adviser would not receive any other compensation from the Funds except for the advisory fee earned pursuant to the Advisory Agreement, the Trustees did note that Ceros Financial, an affiliate of the Adviser, would serve as the Funds’ distributor and would receive compensation for such services.  With respect to the Adviser, the Trustees concluded that based on the services provided and the projected growth of the Funds, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Funds were not excessive.

Economies of Scale. As to the extent to which the Funds will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Funds, the Adviser’s expectations for growth of the Funds, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Investment Advisory Agreement was in the best interests of the Funds and its shareholders.

The Board then reviewed the Sub-Advisory Agreement.  In addition to the materials described above, the Trustees reviewed: (i) the nature and quality of the investment advisory services to be provided by the Sub-Adviser, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of the Sub-Adviser; (iii) the performance history of the Sub-Adviser with respect to assets allocated to them by the predecessor adviser for the Predecessor Fund; and (iv) the Sub-Adviser’s financial condition, history of operations and ownership structure.  In considering the Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services.  As to the nature, quality and extent of the services provided by the Sub-Adviser, the Board noted the experience of the portfolio management and research personnel of the Sub-Adviser, including their experience in the investment field, education and industry credentials.  The Board discussed the financial condition of the Sub-Adviser and reviewed supporting materials.  The Board reviewed the presentation materials prepared by the Sub-Adviser describing their investment process.  The Board discussed the Sub-Adviser’s compliance structure and broker selection process.  The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to the Funds were satisfactory.

Performance. The Board, including the Independent Trustees, considered the Predecessor Fund’s performance. The Board concluded that the performance obtained by the Sub-Adviser for the Predecessor Fund was satisfactory.  Although past performance is not a guarantee or indication of future results, the Board determined that the Funds and its shareholders were likely to benefit from the Sub-Adviser’s management of the Funds’ portfolio.

Fees, Expenses and Profitability.  As to the costs of the services to be provided and profits to be realized by the Sub-Adviser, the Board discussed the proposed sub-advisory fee of the Sub-Adviser.  The Board considered that the Sub-Adviser is to be paid by the Adviser out of its advisory fees and not by the Funds.  The Adviser confirmed to the Board that the sub-advisory fee to be paid to the Sub-Adviser was reasonable in light of the anticipated quality of the services to be performed by it.  The Trustees also believed, based on information that the Adviser provided that the Sub-Advisory Agreement has been negotiated at arm’s-length between the Adviser and the Sub-Adviser. As to profitability, the Trustees discussed the total fees previously paid, and expected to be paid to the Sub-Adviser based on the Predecessor Funds’ current assets, and noted that the Sub-Adviser will receive no other compensation from the Funds or the Adviser except the sub-advisory fee earned pursuant to the Sub-Advisory Agreement.  The Trustees, however, did note that Spectrum Financial, an affiliate of the Sub-adviser, would receive Rule 12b-1 fees from the Funds for the provision of shareholder services.  As to the costs of the services to be provided, and profits to be realized by each, the Trustees reviewed profitability analyses that were provided. However, because all sub-advisory fees will be paid by the Adviser, the overall advisory fee paid by the Fund is not directly affected by the respective sub-advisory fees. Consequently, the Board did not consider the costs of services provided by the Sub-Advisor or their profitability to be significant factors.  Based on all these factors, the Board concluded that the sub-advisory fee to be paid under the Sub-Advisory Agreement were reasonable in light of the services to be provided thereunder.

Economies of Scale Since the sub-advisory fee is not paid by the Fund, the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as the Funds’ assets increase.

Conclusion.  The Board considered all of the foregoing factors.  In considering the Sub-Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances, including the recommendation of the Adviser with respect to the Sub-Adviser.  Based on this review and recommendation, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, unanimously concluded with respect to the Sub-Adviser, with respect to the Sub-Advisory Agreement, that (a) the terms of the Sub-Advisory Agreement are fair and reasonable; (b) the  sub-advisory fee is reasonable and does not result in duplicative fees charged to shareholders; and (c) the Sub-Advisory Agreement is in the best interests of the Funds and its shareholders.

Shareholder Meeting

The Board of Trustees of the Direxion Funds  (the “Predecessor Trust”) held a Special Meeting of the Shareholders of the Spectrum Select Alternative Fund, Spectrum Global Perspective Fund and Spectrum Equity Opportunity Fund  (the “Predecessor Funds”), each a series of the Predecessor Trust, on September 30, 2011 for the purpose of approving an Agreement and Plan of Reorganization dated September 23, 2011 by and among the Predecessor Trust, on behalf of each of the Predecessor Funds, Northern Lights Fund Trust II (the “Trust”), on behalf of each of its newly created series the Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund (the “Funds”), Advisors Preferred, LLC, the investment advisor to the Funds (the “Adviser”) and Gemini Fund Services, LLC (“Gemini”)  regarding the proposed reorganization of the Predecessor Funds with and into the Funds (the “Plan of Reorganization”).  Under the Plan of Reorganization, the Predecessor Funds would transfer all of their assets and liabilities to the Funds, in exchange for a number of Fund shares equivalent in class, number and value to shares of the Predecessor Funds outstanding immediately prior to the closing date, followed by a distribution of those shares to Acquired Fund shareholders so that each Service Class Predecessor Funds’ shareholders would receive Service Class shares of the respective Fund equivalent to the number of Predecessor Funds’ shares held by such shareholder on June 30, 2011.

At the close of business June 30, 2011, the record date for the Special Meeting of Shareholders, there were outstanding 918,830.525 Service shares of the Spectrum Equity Opportunity Fund, 1,889,389.756 Service shares of the Spectrum Global Perspective Fund and 2,505,268.793 Service shares of the Spectrum Select Alternative Fund.  Accordingly, shares represented in person and by proxy at the Special Meeting equaled 52.212%, 54.007% and 54.036%, respectively, and therefore, a quorum was present for each Predecessor Fund.

With respect to approval of the Plan of Reorganization the following votes were cast:

Spectrum Equity Opportunity Fund

For Approval: 461,264.038 shares voted

Against Approval: 594.090 shares voted

Abstained: 17,888.244 shares voted

Spectrum Global Perspective Fund

For Approval: 988,166.102 shares voted

Against Approval: 10,815.860 shares voted

Abstained: 21,424.423 shares voted

Spectrum Select Alternative Fund

For Approval: 1,305,856.874 shares voted

Against Approval: 14,428.800 shares voted

Abstained: 33,464.182 shares voted

Hundredfold Funds
TRUSTEES AND OFFICERS (Unaudited) (Continued)
August 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany Year of Birth: 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010)	23	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Northern Lights ETF Trust
Anthony H. Lewis Year of Birth: 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	23	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense)
Keith Rhoades Year of Birth: 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	23	NONE
Randal D. Skalla Year of Birth: 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	23	Orizon Investment Counsel (financial services company) Board Member

Hundredfold Funds
TRUSTEES AND OFFICERS (Unaudited) (Continued)
August 31, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** Year of Birth: 1972	Trustee Since May 2011

Director, Secretary and General Counsel of Constellation Trust Company since 2004; Secretary and General Counsel of Gemcom, LLC (financial printer) since 2004; Secretary, Manager and General Counsel of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003;  Secretary and General Counsel of Gemini Fund Services, LLC since 2012; General Counsel, Manager, President and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment advisor) since 2001; General Counsel and Secretary of Orion Advisor Services, LLC (back-office servicing company) since 2001;  Assistant Secretary to Northern Lights Fund Trust since 2011; and Assistant Secretary of Gemini Fund Services, LLC (2003-2012).

			23	NONE
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1969	President Since May 2011

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, Gemcom LLC (2004 - 2011).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1976	Secretary Since May 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since May 2011	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (since 2004)	N/A	N/A
Emile Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1962	Chief Compliance Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 -  2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary, 2003 - 2011 and Senior Compliance Officer since 2011)

			N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent)

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-582-8006.

Privacy Policy

                                               Rev. October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how each Fund’s voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-582-8006 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-582-8006.

INVESTMENT ADVISOR

Advisors Preferred, LLC

1445 Research Boulevard, #530

Rockville, MD 20850

SUB-ADVISER

Hundredfold Advisors, LLC

2940 N. Lynnhaven Road, Suite 210A

Virginia Beach, VA 23452

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $36,000

(b)

Audit-Related Fees

2012 -  None

(c)

Tax Fees

2012 - $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $7,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

11/8/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

11/8/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

11/8/12